Stock-Based Compensation	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation
Stock-based Compensation
Stock Options and Restricted Stock Awards
Overview
In May 2017, the Company adopted the Eagle I Plan in conjunction with the Recapitalization. Under the Eagle I Plan, the Company can issue stock options, restricted stock and other stock-based awards to employees, directors and consultants of the Company. The Company reserved 23.5 million shares of PPD common stock for issuance of stock-based awards under the Eagle I Plan, which may be voting or non-voting common stock. The Eagle I Plan is administered by the board of directors of the Company or any committee or committees thereof to which the board of directors delegates authority (the “Administrator”). The Eagle I Plan provides that the Administrator has the authority to determine who receives awards, to grant awards and to set all terms and conditions of awards, including vesting, exercise and forfeiture provisions. Awards forfeited or expired remain available for future issuance under the Eagle I Plan. As of December 31, 2019, there were 3.2 million shares of PPD common stock available for issuance under the Eagle I Plan. With the completion of the Company’s IPO, no additional awards will be granted under the Eagle I Plan.
Stock options granted under the Eagle I Plan may not have a term that exceeds ten years from the date of grant. The exercise price of stock options issued under the Eagle I Plan may not be less than the fair market value of PPD’s common stock on the date of grant. For stock options that have time-based vesting, the fair value of such options is expensed on a straight-line basis over the requisite service period, which is equal to the vesting period. For stock options that also have performance-based vesting, the performance options are eligible to vest at a rate of up to 20% per year (a “Tranche”) subject to the actual or expected achievement of performance targets for such years. The Company recognizes stock-based compensation expense for the performance stock options on a straight-line basis over the period from the grant date through the end of the respective Tranche year, treating all Tranches as if they are each separate awards. Additionally, the performance stock options have a catch-up provision, which allows options that did not meet the performance targets in a prior year to vest in a subsequent year. The expense related to this catch-up is recorded in the period the catch-up occurs.
The Company determines stock-based compensation expense for restricted stock awards based on the fair value of the restricted stock on the grant date, and recognizes expense on a straight-line basis over the requisite service period, which is equal to the vesting period. The Company also has liquidity/realization event-based stock options, but has not recognized any stock-based compensation expense for such options because a liquidity/realization event, as defined in the Eagle I Plan, had not occurred as of December 31, 2019.
For the years ended December 31, 2019, 2018 and 2017, stock-based compensation under the Eagle I Plan totaled $15.6 million, $18.3 million and $20.0 million, respectively, which the Company has recorded primarily within SG&A expenses on the consolidated statements of operations based on the services provided by the recipients of such stock-based compensation. In 2017, $46.5 million of tax benefit from the cash settlement of the initial PPD Options was recorded in the Company’s benefit from income taxes. See Note 12, “Income Taxes,” for additional information.
Stock Options
Prior to the Company’s IPO, when stock options were granted, the Company obtained a valuation of PPD’s common stock from an independent third-party valuation firm to assist the Company’s board of directors in determining the fair value of stock options granted, unless more authoritative evidence of fair value existed. For all valuations performed, the Company used a weighted combination of income and market approaches. The income approach incorporated the use of a discounted cash flow model in which the estimated future cash flows of the Company were discounted using a risk-adjusted weighted-average cost of capital. The forecasts used in the discounted cash flow model for the Company were based in part on strategic plans and represented estimates based on current and forecasted business and market conditions. The market approaches considered the Company’s results of operations and information about the Company’s publicly traded competitors, such as earnings multiples, making adjustments to the selected competitors based on size, strengths and weaknesses, as well as competitors’ publicly announced acquisition transactions. The fair value of PPD’s common stock was discounted based on its lack of marketability in order to determine the fair value of the stock options on the grant date.

The following table indicates the weighted-average assumptions used in estimating the fair value of stock options granted under the Eagle I Plan as follows:

	Years Ended December 31,
	2019	2018	2017
Expected term (years)	6.5	6.5	6.5
Risk-free interest rate (%)	2.3	2.6	2.1
Expected volatility (%)	26.4	25.0	26.0
Expected dividend (%)	—	—	—

The expected term of the stock options represents the average period the stock options are expected to remain outstanding. As the Company does not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior, the expected term of options granted is derived from the average midpoint between the weighted-average vesting and the contractual term, also known as the simplified method.
The risk-free interest rate was the rate at the date of grant for a zero-coupon U.S. Treasury bond with a term that approximated the expected term of the stock option. Expected volatility was based on the historical volatility of the Company’s peer group. The Company does not have a history of paying regular dividends, exclusive of the special cash dividends paid to stockholders that were accounted for as a return of capital. The Company does not expect to pay regular cash dividends for the foreseeable future.
A summary of 2019 stock option activity under the Eagle I Plan is presented below.

	Stock Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Aggregate Intrinsic Value as of December 31, 2019
Outstanding at January 1, 2019	19,630	$15.28	8.6 years
Granted	2,367	19.62
Exercised	(301)	15.06
Forfeited	(1,108)	15.00
Expired	(285)	15.23
Outstanding at December 31, 2019	20,303	$14.10	7.8 years	$154,203
Exercisable at December 31, 2019	7,162	$14.31	7.6 years	$52,944
Vested or expected to vest at December 31, 2019	17,753	$14.57	7.9 years	$126,662

The following table summarizes information about outstanding stock options under the Eagle I Plan as of December 31, 2019:

		Stock Options Outstanding			Stock Options Exercisable
	Exercise Price	Number Outstanding at December 31, 2019	Weighted-Average Remaining Contractual Life	Weighted-Average Exercise Price	Number Exercisable at December 31, 2019	Weighted-Average Exercise Price
Time-based	$ 14.35 - $ 21.70	8,870	7.9 years	$15.89	2,725	$15.18
Performance-based	9.89 - 21.70	9,048	7.9 years	13.20	4,437	13.77
Liquidity/realization event-based	10.59 - 21.70	2,385	7.6 years	10.88	—	—

All stock options granted during the year ended December 31, 2019 were granted with an exercise price equal to or above the estimated fair value of PPD’s common stock on the grant date. The weighted-average grant date fair value per stock option for stock options granted during the years ended December 31, 2019 and 2018 was $5.46 and $4.69, respectively. The aggregate fair value of stock options granted during the years ended December 31, 2019 and 2018 was $12.9 million and $16.6 million, respectively. The total intrinsic value of options exercised in 2019 and 2018 was approximately $1.4 million and $0.2 million, respectively. As of December 31, 2019, the total unrecognized stock-based compensation cost related to unvested stock options was $35.8 million and was expected to be recognized over a weighted-average period of 2.8 years. The total grant date fair value of stock options vested under the Eagle I Plan during the year ended December 31, 2019 was $16.0 million.
Restricted Stock
The Company has awarded PPD restricted stock under the Eagle I Plan to non-employee independent directors of the Company. The restricted stock vests over a two-year period, with 12.5% of the award vesting on the last day of each calendar quarter following the date of grant. The aggregate fair value of restricted stock granted during the years ended December 31, 2019 and 2018 was $0.2 million. As of December 31, 2019, the total unrecognized compensation cost related to unvested restricted stock was $0.2 million and was expected to be recognized over a weighted-average period of 1.1 years.
A summary of 2019 restricted stock activity under the Eagle I Plan is presented below.

	Restricted Stock	Weighted-Average Grant Date Fair Value
Unvested at January 1, 2019	11	$15.39
Granted	12	18.66
Vested	(14)	16.48
Unvested at December 31, 2019	9	$18.05

Special Cash Bonuses and Option Modifications
In May 2019, in connection with the declaration and payment of a special cash dividend to the Company’s stockholders, the board of directors approved and committed the Company to pay a special cash bonus of $43.7 million to its option holders with respect to vested and unvested time-based and vested performance-based options, each as of May 2019. The special cash bonus is payable in three separate installments. The first installment of $14.6 million was paid in May 2019 and the next two installments are due in September 2020 and September 2021, subject to the optionee’s continued employment as of the payment date. The special cash bonus was considered a modification to the vested and unvested time-based options and vested performance-based options.
In November 2019, in connection with the declaration and payment of a special cash dividend to the Company’s stockholders, the board of directors approved and committed the Company to pay a special cash bonus of $6.5 million to its option holders with respect to vested and unvested time-based options and vested performance-based options as of November 2019.  The cash bonus was paid in December 2019. The special cash bonus was considered a modification to the vested and unvested time-based options and vested performance-based options.
As a result of the May 2019 and November 2019 modifications and special cash bonuses, the Company recorded compensation expense, inclusive of incremental stock-based compensation expense, of $20.6 million during the year ended December 31, 2019. The compensation expense related to the modifications and special cash bonuses were primarily recorded as a component of SG&A expenses on the consolidated statements of operations. Additionally, the modifications resulted in a reclassification of $14.7 million from additional paid-in-capital due to the initial cash settlement and liability for the May 2019 special cash bonus and a reclassification of $5.0 million from additional paid-in capital due to the cash settlement for the November 2019 special cash bonus. Also, as a result of the May 2019 and November 2019 special cash dividends, the exercise price of unvested performance-based options was reduced by the dividend amounts of $3.89 and $0.57 per share, respectively. These adjustments were determined by the board of directors to be equitable and necessary to prevent the dilution or enlargement of benefits under the Eagle I Plan. The fair value adjustments for unvested performance-based options were equal to the amounts of the special cash dividends and therefore were not accounted for as modifications. See Note 5, “Stockholders’ Deficit and Redeemable Noncontrolling Interest,” for additional information.